                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No.   ]

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                        HealthCare Services Group, Inc.
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each  party to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:_______________________________________________

    2) Form Schedule or Registration Statement No.:__________________________

    3) Filing Party:_________________________________________________________

    4) Date Filed:___________________________________________________________

                         HEALTHCARE SERVICES GROUP, INC.
                              2643 HUNTINGDON PIKE
                      HUNTINGDON VALLEY, PENNSYLVANIA 19006

                                     ------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 4, 1996

                                     ------

To the Shareholders of
 HEALTHCARE SERVICES GROUP, INC.

   NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Healthcare Services Group, Inc. (the "Company") will be held at the Radisson Hotel of Bucks County, 2400 Old Lincoln Highway, Trevose, Pennsylvania 19047, on June 4, 1996, at 10:00 A.M., for the following purposes:


       1. To elect eight directors;

       2. To approve certain amendments to the Company's 1995 Incentive and Non-Qualified Stock Option Plan for key employees (the "1995 Employee Plan");

       3. To approve and adopt the Company's 1996 Non-Employee Directors' Stock Option Plan;

       4. To approve and ratify the selection of Grant Thornton LLP as the independent public accountants of the Company for its current fiscal year ending December 31, 1996; and

       5. To consider and act upon such other business as may properly come before the meeting.

   Only shareholders of record at the close of business on April 22, 1996 will be entitled to vote at the Annual Meeting.

   Please sign and promptly mail the enclosed proxy, whether or not you expect to attend the Meeting, in order that your shares may be voted for you. A return envelope is provided for your convenience.

                      By Order of the Board of Directors

                             DANIEL P. MCCARTNEY
                                 Chairman and
                           Chief Executive Officer

Dated: Huntingdon Valley, Pennsylvania
       April 26, 1996

                         HEALTHCARE SERVICES GROUP, INC.
                              2643 Huntingdon Pike
                      Huntingdon Valley, Pennsylvania 19006

                                     ------

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                  June 4, 1996

                                    ------

   This Proxy Statement is furnished to the Shareholders of Healthcare Services Group, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Radisson Hotel of Bucks County, 2400 Old Lincoln Highway, Trevose, Pennsylvania 19047, on June 4, 1996 at 10:00
A.M. At the Annual Meeting the shareholders will consider the following proposals: (1) to elect eight directors; (2) to approve certain amendments to the Company's 1995 Incentive and Non-Qualified Stock Option Plan for key employees (the "1995 Employee Plan"); (3) to approve and adopt the Company's 1996 Non-Employee Directors' Stock Option Plan (the "1996 Directors' Plan");
(4) to approve and ratify the selection of Grant Thornton LLP as the independent public accountants of the Company for its current fiscal year ending December 31, 1996; and (5) to consider and act upon such other business as may properly come before the Annual Meeting.

   This Proxy Statement is being mailed to shareholders on or about April 26, 1996.

                           PROXIES; VOTING SECURITIES

   Only holders of Common Stock of the Company (the "Common Stock") of record at the close of business on April 22, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were issued and outstanding approximately 8,113,563 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is required to constitute a quorum at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

   All shares that are represented by properly executed proxies received prior to or at the meeting, and not revoked, will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated with respect to any shares for which properly executed proxies are received, such proxies will be voted FOR each of the proposals. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

   A proxy may be revoked by delivery of a written statement to the Secretary of the Company stating that the proxy is revoked, by a subsequent proxy executed by the person executing the prior proxy and presented to the Annual Meeting, or by voting in person at the Annual Meeting.

   All expenses in connection with this solicitation will be borne by the Company. It is expected that solicitation will be made primarily by mail, but regular employees or representatives of the Company may also solicit proxies by telephone, telegraph or in person, without additional compensation, except for reimbursement of out-of-pocket expenses.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

   At the Annual Meeting, eight directors of the Company are to be elected, each to hold office for a term of one year. Unless authority is specifically withheld, management proxies will be voted FOR the election of the nominees named below to serve as directors until the next annual meeting of Shareholders and until their successors have been chosen and qualify. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not now anticipated), proxies will be voted in favor of the remaining nominees and may also be voted for substitute nominees. If a quorum is present, the candidate or candidates receiving the highest number of votes will be elected directors. Abstentions from voting and broker nonvotes on the election of directors will have no effect since they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

   The nominees are as follows:

                                  Name, Age, Principal Occupations
                                 for the past five years and Current                                    Director
                                Public Directorships or Trusteeships                                      Since
                                -------------------------------------                                   ---------
Daniel P. McCartney, 44, Chief Executive Officer and Chairman of the Board since 1977  .............      1977

W. Thacher Longstreth, 75, elected to the Philadelphia City Council in 1983; Vice Chairman of
  Packard Press, a printing firm since July 1988; Director of Tasty Baking Company, Delaware
  Management Company, Keystone Insurance Company and Micro League Multimedia, Inc. .................      1983(1)

Barton D. Weisman, 68, President and Chief Operating Officer of H.B.A. Corporation and H.B.A.
  Management, Inc., Florida based companies which own and/or manage nursing homes, for more than
  five years .......................................................................................      1983(2)

Joseph F. McCartney, 41, Regional Vice President of the Company for more than five years; brother
  of Daniel P. McCartney ...........................................................................      1983

Robert L. Frome, Esq., 58, Member of the law firm of Olshan Grundman Frome & Rosenzweig LLP for
  more than five years; Director of NuCo2 ..........................................................      1983

Thomas A. Cook, 50, President and Chief Operating Officer of the Company since July 1993; Executive
  Vice President and Chief Financial Officer of the Company for more than five years ...............      1987

Robert J. Moss, Esq., 59, John Hancock Mutual Life Insurance Company since July 1992; Member of
  Karr-Barth Associates, Inc., a financial services firm from November 1990 to June 1992; Vice
  President of Mindy Goldberg Associates, a consulting firm from January 1988 to November 1990;
  Member of the law firm of Dilworth, Paxson, Kalish & Kaufman from February 1985 to December 1987 .      1992(2)

John M. Briggs, CPA, 45, Partner of the certified public accounting firm of Tait, Weller & Baker
  for more than five years .........................................................................      1993(1)(2)

- ------
(1) Member of Stock Option Committee.
(2) Member of Audit Committee.

   The Directors recommend a vote FOR the nominees.

                        BOARD OF DIRECTORS AND COMMITTEES

   The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met four times during the 1995 fiscal year. During 1995, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was director.

   The Board of Directors has established audit and stock option committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The functions of those committees, their current members and the number of meetings held during 1995 are described below:

       AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit and quarterly reviews and evaluates problem areas having a potential financial impact on the Company which may be brought to its attention by management, the independent public accountants or the Board of Directors; and evaluates all public financial reporting documents of the Company. Messrs. Robert J. Moss, Barton D. Weisman and John M. Briggs currently are members of the Audit Committee. The Audit Committee met two times during 1995.

       STOCK OPTION COMMITTEE. The Stock Option Committee administers the Company's 1995 Employee Plan and will also administer the 1996 Directors' Plan if approved by the shareholders pursuant to this proxy statement. The Stock Option Committee had administered the 1995 Directors' Stock Option Plan (the "1995 Directors' Plan"); however, the 1995 Directors' Plan will be terminated if the shareholders approve the 1996 Directors' Plan (see Proposal No. 3). Except with respect to the 1996 Directors' Plan, the Stock Option Committee has the power to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be granted. During 1995, Mr. Daniel P. McCartney was the sole member of the Stock Option Committee. Currently, Mr. John M. Briggs and Mr. W. Thacher Longstreth comprise the Stock Option Committee which governs the existing 1995 Employee Plan. The Stock Option Committee met one time during 1995.

   The Company does not have a nominating, executive or compensation committee. The functions customarily attributable to these committees are performed by the Board of Directors as a whole.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

   The following table sets forth information as of April 22, 1996, regarding the beneficial ownership of Common Stock by each person known by the Company to own 5% or more of the outstanding shares of Common Stock, each director of the Company, Company's executive officers as defined in Item 402(a)(3) of Regulation S-K) and the directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

                                                                 Amount and
                                                                 Nature of     Percent
                                                                 Beneficial      of
Name and Beneficial Owner or Group (1)                           Ownership      Class
- --------------------------------------                           ----------    -------
Daniel P. McCartney  ....................................        973,106(2)     11.8%
The Putnam Investments, Inc  ............................        821,647(3)     10.1%
State of Wisconsin Investment Board  ....................        750,000(4)      9.2%
Rockefeller & Co., Inc.  ................................        647,812(5)      8.0%
Dimensional Fund Advisors Inc.  .........................        428,772(6)      5.3%
Thomas A. Cook  .........................................        142,000(7)      1.7%
Robert J. Moss  .........................................         37,000(8)     (16)
Robert L. Frome  ........................................         56,037(9)     (16)
Joseph F. McCartney  ....................................         49,000(10)    (16)
W. Thacher Longstreth  ..................................         42,000(11)    (16)
Barton D. Weisman  ......................................         69,500(12)    (16)
John M. Briggs  .........................................         21,000(13)    (16)
Brian M. Waters  ........................................         26,000(14)    (16)
James L. DiStefano  .....................................          4,500(15)    (16)
Directors and Executive Officers as a group (10 persons)       1,420,143(17)    17.4%

- ------
 (1) The address of Daniel P. McCartney is 2643 Huntingdon Pike, Huntingdon Valley, PA 19006. The address of The Putnam Investments, Inc. is One Post Office Square, Boston, MA 02109. The address of State of Wisconsin Investment Board is P.O. Box 7842, Madison, WI 53707. The address of Rockefeller & Co., Inc. is 30 Rockefeller Plaza, New York, NY 10112. The address of Dimensional Fund Advisors Inc. ("Dimensional") is 1299 Ocean Avenue, Santa Monica, CA 90401.

 (2) Includes incentive stock options to purchase 47,337 shares and nonqualified options to purchase 57,663 shares, all exercisable within sixty days of April 22, 1996. Mr. McCartney may be deemed to be a "parent" of and deemed to control the Company, as such terms are defined for purposes of the Securities Act of 1933, as amended (the "Securities Act"), by virtue of his position as founder, director, Chief Executive Officer and principal shareholder of the Company.

 (3) According to a Schedule 13G filed by The Putnam Investments, Inc. dated March 11, 1996, it has shared voting power with respect to 525,397 shares and shared dispositive power with respect to the 821,647 shares, shared in each case with certain of its affiliates.

 (4) According to a Schedule 13G filed by State of Wisconsin Investment Board, dated February 19, 1996, it has sole voting power and dispositive power with respect to the 750,000 shares.

 (5) According to a Schedule 13G filed by Rockefeller & Co., Inc., dated February 9, 1996, it has sole voting and dispositive power with respect to the 647,812 shares.

 (6) According to a Schedule 13G filed by Dimensional, dated February 9, 1996, Dimensional, a registered investment advisor, is deemed to have beneficial ownership of 428,772 shares as of December 31, 1995, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

 (7) Represents incentive stock options to purchase 92,324 shares and nonqualified options to purchase 49,676 shares, all exercisable within sixty days of April 22, 1996.

 (8) Represents nonqualified options to purchase 37,000 shares, all exercisable within sixty days of April 22, 1996.

 (9) Includes nonqualified options to purchase 42,000 shares, all exercisable within sixty days of April 22, 1996.

(10) Includes incentive stock options to purchase 12,000 shares and nonqualified options to purchase 37,000 shares, all exercisable within sixty days of April 22, 1996.

(11) Represents nonqualified options to purchase 42,000 shares, all exercisable within sixty days of April 22, 1996.

(12) Includes nonqualified options to purchase 54,000 shares, all exercisable within sixty days of April 22, 1996. Excludes 7,250 shares held by Mr. Weisman's wife, as to which shares he disclaims beneficial ownership.

(13) Includes nonqualified options to purchase 17,000 shares, exercisable within sixty days of April 22, 1996.

(14) Represents incentive stock options to purchase 26,000 shares, all exercisable within sixty days of April 22, 1996.

(15) Represents incentive stock options to purchase 4,500 shares, all exercisable within sixty days of April 22, 1996.

(16) Less than 1% of the outstanding shares.

(17) Includes 518,000 shares underlying options granted to said group of persons. All options are exercisable within sixty days of April 22, 1996.

DIRECTORS' FEES

   The Company paid each director who is not an employee of the Company $500 for each regular meeting of the Board of Directors attended. Mr. Frome bills the Company at his customary rates for time spent on behalf of the Company (whether as a director or in the performance of legal services for the Company) and is reimbursed for expenses incurred in attending directors' meetings. The Company also granted options to certain non- employee directors to purchase an aggregate of 25,000 Shares of Common Stock during the year ended December 31, 1995 pursuant to the 1995 Directors' Plan.

                             MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth certain information regarding compensation paid or accrued during each of the Company's last three fiscal years to the Company's Chief Executive Officer and highest paid executive officers whose total salary and bonus exceeded $100,000 in 1995 (the "Named Executive Officers").


                                                                                 Long Term Compensation
                                                                          -------------------------------------
                                                                                   Awards              Payouts
                                                                         --------------------------   ---------
                                           Annual Compensation                          Securities
                                  -------------------------------------   Restricted    Underlying
 Name and Principal     Fiscal                           Other Annual       Stock        Options/       LTIP        All Other
       Position          Year       Salary      Bonus    Compensation       Awards       SARs (1)      Payouts     Compensation
 --------------------   -------   ----------   -------   --------------  -----------   ------------   ---------   --------------
Daniel P. McCartney,     1995      $426,083       0         $13,956           0           40,000          0             0
 Chairman of the         1994       408,190       0           1,668           0           15,000          0             0
 Board and Chief         1993       347,070       0           1,668           0           15,000          0             0
 Executive Officer
Thomas A. Cook,          1995      $426,083       0         $27,258           0                0          0             0
 President, Chief        1994       374,500       0           1,320           0           20,000          0             0
 Operating Officer       1993       268,303       0           1,320           0           15,000          0             0
 and Director
Brian M. Waters          1995      $130,391       0         $ 8,700           0                0          0             0
 Vice President --       1994       120,997       0           8,700           0           10,000          0             0
 Operations              1993       106,923       0           1,110           0            7,000          0             0
Joseph F. McCartney      1995      $106,879       0         $14,913           0                0          0             0
 Regional Vice           1994        92,622       0          11,100           0            8,000          0             0
 President and           1993        81,256       0           1,399           0           10,000          0             0
 Director

- ------
(1) Options to acquire shares of Common Stock. The Company has not awarded any SAR's (Stock Appreciation Rights) as it is not currently authorized to do so under the 1995 Employee Plan.

OPTION GRANTS DURING 1995 FISCAL YEAR

   The following table provides information related to options to purchase Common Stock granted to the Named Executive Officers during fiscal 1995.

                                                                                               Potential
                                                                                           Realizable Value
                                                                                              at Assumed
                                                                                            Annual Rates of
                                                                                              Stock Price
                                                                                           Appreciation for
                               Individual Grants                                            Option Term (1)
- ---------------------------------------------------------------------------------------------------------------
                          Number of       % of Total
                          Securities        Options
                          Underlying      Granted to      Exercise
                           Options       Employees in       Price
         Name              (#) (2)        Fiscal Year    ($/Sh) (2)    Expiration Date      5%          10%
- ----------------------   ------------    --------------   ----------   ---------------   ---------    ---------
Daniel P. McCartney ..      40,000           27.8          $9.35(3)     Dec. 1, 2000      $93,936     $207,573

- ------
(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or differences in vesting periods. Regardless of the theoretical value of an option, its ultimate value will depend on the market value of the Common Stock at a future date, and that value will depend on a variety of factors, including the overall condition of the stock market and the Company's results of operations and financial condition. There can be no assurance that the values reflected in this table will be achieved.

(2) The option exercise price may be paid in shares of Common Stock owned by the executive, in cash, or a combination of any of the foregoing, as determined by the Stock Option Committee.

(3) The exercise price was 110% of the fair market value of the Common Stock on the date of grant.

AGGREGATED OPTION EXERCISES DURING 1995 FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

   The following table provides information related to aggregated options exercised by the Named Executive Officers during the 1995 fiscal year and the number and value of options held at fiscal year end. (The Company does not have any outstanding stock appreciation rights.)

                                                                                                Value of Unexercised
                                Shares                  Number of Securities Underlying         In-the-Money Options
                               Acquired      Value      Unexercised Options at FY-End (#)          at FY-End ($) (4)
                               on Exer-     Realized    ---------------------------------  --------------------------------
           Name                cise (#)     ($) (3)      Exercisable      Unexercisable     Exercisable      Unexercisable
 --------------------------   ----------   ----------   --------------  ----------------    -------------   ---------------
Daniel P. McCartney  ......         --           --         65,000           40,000           $ 4,500           $1,000
Thomas A. Cook (1)  .......     15,000      $25,937        142,000                0            18,751                0
Brian M. Waters  ..........         --           --         26,000                0             8,500                0
Joseph F. McCartney (2)  ..      1,500        3,813         49,000                0            18,500                0

- ------
(1) The options exercised by Mr. Cook during fiscal year 1995 were held by him for five years.

(2) The options exercised by Mr. Joseph McCartney during fiscal year 1995 were held by him for five years.

(3) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(4) The closing price for the Common Stock as reported by the Nasdaq National Market System on December 31, 1995 was $9.375. Value is calculated on the basis of the difference between the option exercise price and $9.375 multiplied by the number of shares of Common Stock underlying the option.

                             STOCK PERFORMANCE GRAPH

   The following graph compares the total cumulative return (assuming dividends are reinvested) on the Common Stock during the five fiscal years ended December 31, 1995 with the cumulative total return on the S&P 500 Index and the S&P Healthcare Industry -- Miscellaneous Services Group Index.

                           TOTAL SHAREHOLDER RETURNS

   $250 |------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
        |                                                                  |
        |                                                             &    |
   $200 |------------------------------------------------------------------|
        |                                                                  |
        |               #         #                                   #    |
        |                                                                  |
D       |                                     &           &                |
O  $150 |------------------------------------------------------------------|
L       |                         &                                        |
L       |               &                                                  |
A       |                                                                  |
R       |                                     #                            |
S  $100 |--*&#--------------------------------------------#----------------|
        |               *                                 *                |
        |                                     *                            |
        |                         *                                        |
        |                                                             *    |
    $50 |------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
        |                                                                  |
        |                                                                  |
      $0|----|----------|---------|-----------|-----------|-----------|----|
           DEC/90     DEC/91    DEC/92      DEC/93      DEC/94      DEC/95


*= HEALTHCARE SERVICES GROUP    &=S&P 500 INDEX   #=HEALTH CARE (MISCELLANEOUS)

                                 INDEXED RETURNS

                                                          Years Ending
                                -----------------------------------------------------------
                                DEC90      DEC91     DEC92      DEC93      DEC94      DEC95
                                -----      -----     -----      -----      -----      -----
HEALTHCARE SERVICES GROUP        100        94.67     67.62      79.45      91.29      63.39
S&P 500 INDEX                    100       130.47    140.41     154.56     156.60     215.45
HEALTH CARE (MISCELLANEOUS)      100       165.94    164.17     120.00     103.33     163.42

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

   The compensation of the Chief Executive Officer of the Company is determined by the Board of Directors. The Board's determinations regarding such compensation are based on a number of factors including, in order of importance:

       o Consideration of the operating and financial performance of the Company, primarily its income before income taxes during the preceding fiscal year, as compared with prior operating periods;

       o Attainment of a level of compensation designed to retain a superior executive in a highly competitive environment; and

       o Consideration of the individual's overall contribution to the Company.

   Compensation for Company executive officers (referred to in the summary compensation table) other than the Chief Executive Officer is determined based upon the recommendation of the Chief Executive Officer, taking into account the same factors considered by the Board in determining the Chief Executive Officer's compensation as described above. Except as set forth below, the Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended ("the Internal Revenue
Code"), since the Company has not and does not currently anticipate paying compensation in excess of $1 million per annum to any employee. The Company is seeking to amend the 1995 Employee Plan to provide that no recipient of options under the 1995 Employee Plan may be granted options to purchase more than 125,000 shares of Common Stock. Such amendment, if approved, will enable compensation received as a result of options granted under the 1995 Employee Plan to qualify as "performance-based" for purposes of Section 162(m) of the Internal Revenue Code. (See Proposal No. 2).

   The Company applies a consistent approach to compensation for all employees, including senior management. This approach is based on the belief that the achievements of the Company result from the coordinated efforts of all employees working toward common objectives.

   Mr. Daniel P. McCartney and Mr. Cook each received annual base salaries of $100,000 and an additional 3% of the income from operations before income taxes of the Company attributable to the fiscal year immediately preceding the year for which his annual salary is computed.

                             The Board of Directors

                             Daniel P. McCartney (Chairman)
                             W. Thacher Longstreth
                             Barton D. Weisman
                             Joseph F. McCartney
                             Robert L. Frome
                             Thomas A. Cook
                             Robert J. Moss
                             John M. Briggs

    Mr. Daniel P. McCartney and Mr. Cook did not serve as directors, executive officers or members of the Compensation Committee of any other entity during the fiscal year ended December 31, 1995 and currently do not serve in such capacities.

INTERLOCKS AND INSIDER PARTICIPATION AND OTHER MATTERS

   Mr. Barton D. Weisman, a director of the Company, has an ownership interest in nine nursing homes that have entered into service agreements with the Company. During the year ended December 31, 1995, these agreements resulted in gross revenues of approximately $2,857,000 to the Company.

   Mr. Daniel P. McCartney, director and Chief Executive Officer of the Company, has a minority ownership interest in a nursing home that has entered into a service agreement with the Company. During the year ended December 31, 1995, this agreement resulted in gross revenues of approximately $152,900 to the Company.

   Mr. Robert L. Frome, a director of the Company, is a member of the law firm of Olshan Grundman Frome & Rosenzweig LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the Company by such firm during the last fiscal year did not exceed 5% of such firm's or the Company's revenues.

   The Company leases 6,600 square feet of its corporate offices at 2643 Huntingdon Pike, Huntingdon Valley, Pennsylvania from a general partnership in which Daniel P. McCartney is a general partner. The term of the lease commenced on April 1, 1987 and ends on March 31, 2001. Minimum annual rent is $88,620 payable monthly.

   Management believes that the terms of each of the transactions with the nursing homes described herein are comparable to those available to unaffiliated third parties. The remaining transactions were deemed fair and reasonable and approved as being in the best interests of the Company, by the disinterested directors.

   The Securities and Exchange Commission (the "SEC") has been conducting a non-public investigation since 1990 with respect to certain matters, including the Company's financial statements, financial condition and results of operations. The Company has cooperated fully with such inquiry on a voluntary basis. On March 21, 1996, the Staff of the SEC informed the Company that the SEC had accepted a settlement which had been offered by the Company and recommended by the Staff, pertaining to certain allegations of violations of the Federal securities laws by the Company and certain of its officers with respect to periods ended on or before March 31, 1992. The settlement is subject to mutual agreement on the final form of the complaint and consent to be filed in the United States District Court. Under the settlement, upon the filing of the complaint and entry of a final judgment upon consent, and without admitting or denying any of the allegations of the complaint, the Company, Daniel P. McCartney and Thomas A. Cook and a former officer of the Company, will be permanently enjoined from violating certain provisions of the Federal securities laws, and the Company and these individuals will be required to pay civil penalties aggregating approximately $825,000. Mr. McCartney and Mr. Cook will be required to pay penalties of $100,000 and $50,000, respectively. The Company will indemnify Messrs. McCartney and Cook for these payments. Upon entry of a final judgment, the Company will file a report with the SEC containing the final judgment, the consent and the SEC complaint.

                PROPOSAL 2--AMENDMENTS TO THE 1995 EMPLOYEE PLAN

PROPOSED AMENDMENTS

   On March 5, 1996, the Board of Directors adopted, and proposed that the shareholders approve, amendments to the 1995 Employee Plan which, in substance, provide, among other things, that (i) the 1995 Employee Plan be administered by a committee of "disinterested persons" within the meaning of Rule 16b-3 ("Rule 16b- 3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and is otherwise intended to comply with such Rule, (ii) that options granted under the Plan are only transferable by (a) will, (b) the laws of descent and distribution, (c) pursuant to a qualified domestic relations order or (d) to the extent otherwise permitted by Rule 16b-3 and
(iii) compensation realized upon the exercise of options granted under the 1995 Employee Plan be regarded as "performance-based" under Section 162(m) of the Internal Revenue Code and that such compensation may be deductible without regard to the limits of Section 162(m) of the Internal Revenue Code (i.e., maximum deductible compensation is now $1 million). Such amendments are collectively referred to herein as the "Amendments." The full text of the provisions of the 1995 Employee Plan which are being amended are described below.

   The proposed amendments do not change the number of shares reserved for issuance under the 1995 Employee Plan (i.e., 500,000 shares maximum). Pursuant to the 1995 Employee Plan, both incentive and non- qualified options may be granted to key employees of the Company or any subsidiary in which the Company owns more than 50% of the total combined voting power of all classes of stock. As of the Record Date, options to purchase 118,275 shares of Common Stock were outstanding under the 1995 Employee Plan, none of the options granted had been exercised and 381,725 shares of Common Stock remained available for the grant of options under the 1995 Employee Plan. The Stock Option Committee will designate which employees will be granted options under the 1995 Employee Plan.

   The Board of Directors believes it is in the Company's and its shareholders' best interests to approve the Amendments because they will (i) enable compensation attributable to stock options received under the 1995 Employee Plan to qualify as "performance-based" for the purposes of Section 162(m) of the Internal Revenue Code, (ii) enable the 1995 Employee Plan to comply with Rule 16b-3 and (iii) permit transferability of options to the extent permitted by such Rule. At the present time, in light of current compensation levels of the Company's executive officers, it is not expected that the $1 million threshold of Section 162(m) of the Internal Revenue Code will be reached with respect to any individuals in 1996. As of the Record Date, the closing sales price of the Common Stock on the Nasdaq National Market System was $9.25.

   The following changes would be made in the 1995 Employee Plan.

       A. The first paragraph of Section 2, relating to "Administration of the Plan," shall read as follows:

            The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan a Committee (the "Committee") consisting of at least two "disinterested persons" within the meaning of Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), as from time to time in effect and shall qualify as "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code. The members of the Committee shall serve at the pleasure of the Board.

       B. The following sentence shall be added to the end of Section 3, "Designation of Optionees."

            Notwithstanding the preceding sentence or anything contained in the Plan to the contrary, no recipient of options may be granted options to purchase in excess of 125,000 shares of common stock authorized to be issued under the Plan.

       C. The following subparagraph 5(e) shall replace the existing subparagraph under Section 5(e), "Terms and Conditions of Options."

            (e) Transferability. No Option granted hereunder shall
                be transferable otherwise than by (i) will, (ii) the laws of descent and distribution, (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder; provided however, that an option may be transferable to the extent set forth in the option agreement (A) if the option agreement provisions do not disqualify such option for exemption under Rule 16b-3 promulgated under the Act or (B) if such option is not intended to qualify for exemption under such Rule. Any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder or by such holder's guardian or legal representative.

       D. A new Section 15 would be added, as follows

       15. Withholding

               To enable optionees to satisfy tax withholding obligations relating to non- qualified stock options, in lieu of cash payment the Committee may provide that optionees may elect to have the Company withhold from an option exercise, or separately surrender, shares of Common Stock.

       E. A new Section 16 would be added, as follows

       16. Rule 16b-3 Compliance

               The Company intends that the Plan meet the requirements of Rule 16b-3 and that transactions of the type specified in subparagraphs (c) and (f) of Rule 16b-3 by officers of the Company (whether or not they are directors) pursuant to the Plan will be exempt from the operation of Section 16(b) of the Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 15.

   Since the adoption of the 1995 Employee Plan by the Board of Directors, options to purchase shares of Common Stock have been granted thereunder to
(i) the Named Executive Officers, (ii) all current executive officers as a group and (iii) all employees, including all current officers who are not executive officers, as a group, as follows:

                                             Number of
                                            Options (1)
                                             -----------
Daniel P. McCartney  .....................      40,000(2)
Thomas A. Cook  ..........................           0
Brian M. Waters  .........................           0
Joseph F. McCartney  .....................           0
Executive Officers as a Group  ...........      42,000(3)
Non-Executive Officers Employee Group  ...      76,275(4)

- ------
(1) Information contained in this table is duplicative of information contained in "Executive Compensation" and does not signify additional grants of options to purchase Common Stock.

(2) Represents options granted on December 1, 1995 at a price of $9.35 per common share, which is 110% of the fair market value of the Common Stock on the date of grant. The options expire on December 1, 2000 and are first exercisable on June 1, 1996.

(3) Represents options granted on December 1, 1995 at prices ranging from $8.50 to $9.35 per Common Share. The options expire on December 1, 2000 and are first exercisable on June 1, 1996.

(4) Represents options granted on December 1, 1995 at a price of $8.50 per Common Share, the fair market value on the date of grant. The options expire on December 1, 2000 and are first exercisable on June 1, 1996.

ADMINISTRATION

   The 1995 Employee Plan, as amended, will be administered by a Stock Option Committee, consisting of not less than two members of the Board of Directors of the Company who are "disinterested persons" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Section 162(C) of the Internal Revenue Code. The members of the Stock Option Committee are appointed by the Board of Directors and serve at the pleasure of the Board of Directors. Currently, the members of the Stock Option Committee are John M. Briggs and W. Thacher Longstreth. The Stock Option Committee selects the key employees who will be granted options under the 1995 Employee Plan and, subject to the provisions of the 1995 Employee Plan, determines the terms and conditions and number of shares subject to each option. The Stock Option Committee also makes any other determination necessary or advisable for the administration of the 1995 Employee Plan. Determinations by the Stock Option Committee are final and conclusive. Grants of options and other decisions of the Stock Option Committee are not required to be made on a uniform basis. The 1995 Employee Plan will terminate on March 5, 2005, but may be terminated by the Board of Directors at any time before that date.

DESCRIPTION OF OPTIONS

   Upon the grant of an option to a key employee, the Stock Option Committee will fix the number of shares of Common Stock that the optionee may purchase upon exercise of the option and the price at which the shares of Common Stock may be purchased. The option price for stock options shall not be less than 100% of the "fair market value" of the shares of Common Stock at the time the option is granted; provided, however, that with respect to an incentive stock option in the case of an optionee, who, at the time such option is granted, owns more than 10% of the voting stock of the Company or its subsidiaries, the purchase price per shall be at least 110% of the fair market value. "Fair market value" is deemed to be the closing sales price of Common Stock on such date on the Nasdaq National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, on the principal market in which the Common Stock is traded.

REGISTRATION OF SHARES

   The Company has filed a registration statement under the Securities Act with respect to the shares of Common Stock underlying options granted pursuant to the 1995 Plan.

VOTE REQUIRED

   The approval of the Amendments to the 1995 Employee Plan requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. An abstention or withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

   The Board of Directors unanimously recommends that you vote "FOR" approval of the Amendments to the 1995 Employee Plan.

                                 PROPOSAL NO. 3
                        RATIFICATION AND APPROVAL OF 1996
                    NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

   On March 5, 1996, the Board of Directors of the Company unanimously approved the 1996 Directors' Plan for submission to shareholders as set forth in Appendix A to this proxy statement. This discussion is qualified in its entirety by reference to Appendix A. The 1996 Directors' Plan is intended to assist the Company in securing and retaining non-employee directors by allowing them to participate in the ownership and growth of the Company through the grant of stock options under a non-discretionary, formula plan as contemplated by Rule 16b-3 ("Directors' Options"). The 1996 Directors' Plan provides a means whereby such directors may purchase Common Stock pursuant to Directors' Options granted in accordance with such plan. The 1996 Directors' Plan is intended to replace the 1995 Directors' Plan which does not conform to the requirements of Rule 16b-3. At the 1995 Annual Meeting of Shareholders, the shareholders approved the 1995 Directors' Plan. If the shareholders approve the 1996 Directors' Plan, the 1995 Directors' Plan will terminate, although options to purchase 25,000 shares granted to directors on December 1, 1996 under such plan will remain outstanding. The principal difference between the 1996 Directors' Plan and the 1995 Directors' Plan is that the 1996 Directors' Plan is a "formula" plan in that each director of the Company will receive options to purchase 5,000 shares of Common Stock on each December 5 until December 5, 2000 and newly appointed non-employee directors will receive a similar 5,000 share option on the date of his or her election to the Board. In addition, the number of shares available for issuance under the 1996 Directors' Plan is 200,000 compared to 150,000 under the 1995 Directors' Plan.

ADMINISTRATION AND GRANTS

   All grants of options to non-employee directors shall be automatic and non-discretionary and shall be made in strict accordance with the following provisions. Commencing on December 5, 1996, and on each December 5 through and including December 5, 2000, each member of the Board of Directors will receive options to purchase 5,000 shares of Common Stock pursuant to the 1996 Directors' Plan. Such grants are subject to shareholder approval of the 1996 Directors' Plan. If a person is first elected to the Board of Directors after June 4, 1996 but before December 5, 2000, such person will also receive options to purchase 5,000 shares of Common Stock as of the date he or she is first elected to the Board of Directors by the shareholders or by the Board of Directors ("an Initial Grant"). The terms for the grant of Directors Options to an eligible Director may only be changed if permitted under Rule 16b-3 of the Exchange Act and accordingly the formula for the grant of Directors' Options may not be changed or otherwise modified more than once in any six month period.

SHARES SUBJECT TO THE 1996 DIRECTORS' PLAN

   The Company is authorized under the 1996 Directors' Plan to issue shares of Common Stock pursuant to the exercise of Directors' Options with respect to a maximum of 200,000 shares of Common Stock. The shares of Common Stock issued or to be issued under the 1996 Directors' Plan are currently authorized but unissued shares of Common Stock. The number of shares of Common Stock available under the 1996 Directors' Plan will be subject to adjustment to prevent dilution in the event of a stock split, combination of shares, stock dividend or certain other events. Shares subject to unexercised Directors' Options that expire or are terminated prior to the end of the period during which Directors' Options may be granted will be restored to the number of shares of Common Stock available for issuance under the 1996 Directors' Plan.

ELIGIBILITY; TERM

   All non-employee directors are eligible to receive Directors' Options. The term of a Directors' Option is five (5) years from the grant date of each Directors' Option, subject to earlier termination in accordance with the 1996 Directors' Plan.

EXERCISE PRICE AND PAYMENT

   The exercise price for each share subject to a Directors' Option is the fair market value thereof. The fair market value shall be determined by taking the average of the closing sale prices of the Common Stock on the 10 business days up to and including the grant date, as reported by the Nasdaq National Market System.

   Directors' Options may be exercised in whole or in part at any time during the option period, by written notice of exercise and payment of the full purchase price as follows: in cash or by check, bank draft or money order payable to the Company; or by delivery of Common Stock already owned by an eligible director for at least six months (based on the fair market value of the Common Stock on the date of exercise).

TRANSFERABILITY; TERMINATION OF DIRECTORSHIP

   All Directors' Options granted under the 1996 Directors' Plan are generally non-transferable and non- assignable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, or as may be permitted under Rule 16b-3 and may be exercised during the lifetime of the optionee only by the optionee, his guardian or legal representative. If a director no longer serves on the Board of Directors, his or her Directors' Options may be exercised up to one year after the date of such termination.

TERMINATION AND AMENDMENT

   The 1996 Directors' Plan will terminate on December 31, 2000, but may be terminated by the Board of Directors at any time before such date. The 1996 Directors' Plan may be amended at any time by the Board of Directors, except that the formula for the grant of Directors' Options may not be changed or otherwise modified more than once in any six month period other than to comply with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Any termination or amendment of the 1996 Directors' Plan will not impair the rights of optionees under outstanding Directors' Options without the consent of the affected optionees.

FEDERAL INCOME TAX CONSEQUENCES

   Upon exercise of a Directors' Option granted under the 1996 Directors' Plan, the grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount increases the grantee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the grantee will incur short term or long term gain or loss depending upon his holding period for the Common Stock and upon the subsequent appreciation or depreciation in the market value of the Common Stock.

   The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the grantee upon the grantee's exercise of the option.

   The foregoing outline is no more than a summary of the federal income tax provisions relating to the grant and exercise of options under the 1996 Directors' Plan and the sale of Common Stock acquired under the 1996 Directors' Plan. Individual circumstances may vary these results. The federal income tax laws and regulations are constantly being amended, and each participant should rely upon his own tax counsel for advice concerning the federal income tax provisions applicable to the 1996 Directors' Plan.

REGISTRATION OF SHARES

   The Company will file a registration statement under the Securities Act with respect to the shares of Common Stock underlying Directors' Options granted pursuant to the 1996 Directors' Plan.

VOTE REQUIRED

   The approval of 1996 Directors' Plan requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

   The Board of Directors unanimously recommends that you vote "FOR" approval of the 1996 Directors' Plan.

                                 PROPOSAL NO. 4

                         INDEPENDENT PUBLIC ACCOUNTANTS

   The accounting firm of Grant Thornton LLP was selected by the Audit Committee of the Board of Directors as the independent public accountants of the Company for the year ended December 31, 1995. Said firm has no other relationship to the Company. The Board of Directors recommends the ratification of the selection of the firm of Grant Thornton to serve as the independent public accountants of the Company for the current year ending December 31, 1996. A representative of Grant Thornton LLP, which has served as the Company's independent public accountants since December 1992, will be present at the forthcoming shareholders' meeting with the opportunity to make a statement if he so desires and such representative will be available to respond to appropriate questions. The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by all shareholders represented and entitled to vote thereon. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

                                  OTHER MATTERS

   So far as is now known, there is no business other than that described above to be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

                       DEADLINE FOR SHAREHOLDER PROPOSALS

   To the extent permitted by law, any shareholder proposal intended for presentation at next year's annual shareholders' meeting must be received in proper form at the Company's principal office no later than December 30, 1996.

                                ANNUAL REPORT

   The 1995 Annual Report to Shareholders, including financial statements, is being mailed herewith. If you do not receive your copy please advise the Company and another will be sent to you.

                       By Order of the Board of Directors,

                             DANIEL P. MCCARTNEY
                                 Chairman and
                           Chief Executive Officer

Dated: Huntingdon Valley, Pennsylvania
       April 22, 1996

   A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, may be obtained without charge by any shareholder of record on the Record Date upon written request addressed to: Secretary, Healthcare Services Group, Inc., 2643 Huntingdon Pike, Huntingdon Valley, Pennsylvania 19006.

                                   APPENDIX A

                         HEALTHCARE SERVICES GROUP, INC.
                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                    ARTICLE I

                                     PURPOSE

   The purpose of the Healthcare Services Group, Inc. 1996 Non-Employee Directors' Stock Option Plan (the "Plan") is to secure for Healthcare Services Group, Inc. (the "Company") and its shareholders the benefits arising from stock ownership by its non-employee Directors. The Plan will provide a means whereby such Directors may purchase shares of the common stock, $.01 par value, of Healthcare Services Group, Inc. pursuant to options granted in accordance with the Plan.

                                   ARTICLE II

                                   DEFINITIONS

   The following capitalized terms used in the Plan shall have the respective meanings set forth in this Article:

   2.1 "Annual Grant Date" shall mean, with respect to Eligible Directors who serve on the Board of Directors December 5, 1996 and December 5 of each calendar year after 1996 during the term of the Plan or the nearest preceding business day if December 5 falls on a weekend or holiday.

   2.2 "Committee" shall mean the Stock Option Committee of the Board of Directors of the Company, which shall consist of at least two Eligible Directors (as defined below) of the Board of Directors of the Company.

   2.3 "Chairman" shall mean the duly appointed Chairman of any standing Committee of the Board.

   2.4 "Company" shall mean Healthcare Services Group, Inc. and any of its subsidiaries.

   2.5 "Director" shall mean any person who is a member of the Board of Directors of the Company.

   2.6 "Eligible Director" shall mean any director that is not an employee of the Company.

   2.7 "Exercise Price" shall mean the price per Share at which an Option may be exercised.

   2.8 "Fair Market Value" shall be determined by taking the average of the closing sale prices of the Company's publicly traded Shares on the 10 business days up to and including the Grant Date on the national securities exchange on which the Shares are listed (if the Shares are so listed) or on the Nasdaq Stock Market System (if the Shares are regularly quoted on the Nasdaq Stock Market System), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded Shares in the OTC Bulletin Board, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company.

   2.9 "Grant Date" shall mean the Initial Grant Date or the Annual Grant
Date.

   2.10 "Initial Grant Date" shall mean with respect to each Eligible Director who is first elected as a member of the Board after June 4, 1996, the date of his or her appointment by the Board of Directors to fill a vacancy or the date of election by the shareholders.

   2.11 "Option" shall mean an Option to purchase Shares granted pursuant to the Plan.

   2.12 "Option Agreement" shall mean the written agreement described in
Article VI herein.

   2.13 "Permanent Disability" shall mean the condition of an Eligible Director who is unable to participate as a member of the Board by reason of any medically determined physical or mental impairment which can be expected to result in death or which can be expected to last for a continuous period of not less than twelve (12) months.

   2.14 "Purchase Price" shall be the Exercise Price multiplied by the number of whole Shares with respect to which an Option may be exercised.

   2.15 "Shares" shall mean shares of common stock, $.01 par value, of the Company.

                                   ARTICLE III

                                 ADMINISTRATION

   3.1 General. All grants of options hereunder shall be automatic and non-discretionary and shall be made in strict accordance with the provisions hereof.


   3.2 Limited Powers of the Committee. The Committee shall have authority to adopt only such rules and regulations and to make all such other determinations not inconsistent with the Plan, and particularly the requirements of Rule 16b-3(c)(2) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") as may be necessary for the administration of the Plan.

                                   ARTICLE IV

                             SHARES SUBJECT TO PLAN

   Subject to adjustment in accordance with Article IX, an aggregate of 200,000 Shares are reserved for issuance under this Plan. Shares sold under this Plan may be either authorized, but unissued Shares or reacquired Shares. If an Option, or any portion thereof, shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares covered by such Option shall be available for future grants of Options.

                                    ARTICLE V

                                     GRANTS

   5.1 Initial Grant. On the Initial Grant Date, each Eligible Director shall receive the grant of an option to purchase 5,000 Shares.

   5.2 Annual Grants. On each Annual Grant Date, each Eligible Director shall receive the grant of an option to purchase 5,000 Shares.

   5.3 Compliance With Rule 16b-3. The terms for the grant of Options to an Eligible Director may only be changed if permitted under Rule 16b-3 of the Exchange Act, and accordingly the formula for the grant of Options may not be changed or otherwise modified more than once in any six month period, other than to comport with changes in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), the Employee Retirement Income Security Act of 1974, as amended (the "Employee Retirement Income Security Act"), or the rules thereunder.

                                   ARTICLE VI

                                 TERMS OF OPTION

   Each Option shall be evidenced by a written Option Agreement executed by the Company and the Eligible Director which shall specify the Grant Date, the number of Shares subject to the Option, the Exercise Price and shall also include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

   6.1 Term. The term of the Option shall be five (5) years from the Grant Date of each Option, subject to earlier termination in accordance with Articles VI and X.

   6.2 Restriction on Exercise. Options shall be exercisable as follows: all Shares purchasable under an Option shall be exercisable commencing six months and one day after the Grant Date. No Option shall be exercisable until more than six months have elapsed from the Grant Date. In the case the Eligible Director's status as Director terminates as a result of the Eligible Director's death or Permanent Disability, the Eligible Director or his or her estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve months following the date of death or termination due to Permanent Disability, and only to the extent that the Eligible Director was entitled to exercise the Option on the date of death or termination due to Permanent Disability (but in no event later than the expiration of its five year term).

   6.3 Exercise Price. The Exercise Price for each Share subject to an Option shall be the Fair Market Value of the Share as determined in Section 2.8 herein.

   6.4 Manner of Exercise. An Option shall be exercised in accordance with its terms, by delivery of a written notice of exercise to the Company and payment of the full purchase price of the Shares being purchased. An Eligible Director may exercise an Option with respect to all or less than all of the Shares for which the Option may then be exercised, but an Eligible Director must exercise the Option in full Shares.

   6.5 Payment. The Purchase Price of Shares purchased pursuant to an Option or portion thereof, may be paid:

     (a) in United States dollars, in cash or by check, bank draft or money order payable to the Company,

     (b) by delivery of Shares already owned by an Eligible Director with an aggregate Fair Market Value on the date of exercise equal to the Purchase Price, subject to the provisions of Section 16(b) of the Exchange Act.

   6.6 Transferability. No Option granted hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and distribution, (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code, or Title I of the Employee Retirement Income Security Act, or the rules and regulations promulgated thereunder; provided however, that an Option may be transferable to the extent set forth in the Option Agreement
(A) if the Option Agreement provisions do not disqualify such Option for exemption under Rule 16b-3 promulgated under the Exchange Act or (B) if such Option is not intended to qualify for exemption under such Rule. Any Option granted hereunder shall be exercisable, during the lifetime of the holder, only by such holder or by such holder's guardian or legal representative.

   6.7 Termination of Membership on the Board. If an Eligible Director's membership on the Board terminates for any reason, an Option vested on the date of termination may be exercised in whole or in part at any time within one (1) year after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminate.

                                   ARTICLE VII

                        GOVERNMENT AND OTHER REGULATIONS

   7.1 Delivery of Shares. The obligation of the Company to issue or transfer and deliver Shares for exercised Options under the Plan shall be subject to all applicable laws, regulations, rules, orders and approvals which shall then be in effect.

   7.2 Holding of Stock After Exercise of Option. The Option Agreement shall provide that the Eligible Director, by accepting such Option, represents and agrees, for the Eligible Director and his permitted transferees hereunder that none of the Shares purchased upon exercise of the Option shall be acquired with a view to any sale, transfer or distribution of the Shares in violation of the Securities Act of 1933, as amended (the "Act"), and the person exercising an Option shall furnish evidence satisfactory to that Company to that effect, including an indemnification of the Company in the event of any violation of the Act by such person. Notwithstanding the foregoing, the Company in its sole discretion may register under the Act the Shares issuable upon exercise of the Options under the Plan.

                                  ARTICLE VIII

                            CONDITIONS UPON ISSUANCE

   Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Act, as amended, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                                   ARTICLE IX

                                   ADJUSTMENTS

   9.1 Proportionate Adjustments. If the outstanding Shares are increased, decreased, changed into or exchanged into a different number or kind of Shares or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made by the Committee or the Board of Directors to the maximum number and kind of Shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of Shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the Purchase Price applicable to the unexercised portion of the Option with a corresponding adjustment in the Exercise Price of the Shares covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of Shares on conversion of notes, preferred stock or exercise of warrants or Shares issued by the Board of Directors for such consideration as the Board of Directors deems appropriate.

   9.2 Reorganization, etc. Notwithstanding any other provision in Article VI hereof, upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then outstanding Shares of the Company to another corporation, the Company shall give to each Eligible Director at the time of adoption of the plan for liquidation, dissolution, merger or sale either (1) a reasonable time thereafter within which to exercise the Option in its entirety prior to the effective date of such liquidation or dissolution, merger or sale, or (2) the right to exercise the Option as to an equivalent number of Shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, merger, consolidation or reorganization.

                                    ARTICLE X

                        AMENDMENT OR TERMINATION OF PLAN

   10.1 Amendments. Subject to Section 5.3 hereof, the Board of Directors may at any time amend or revise the terms of the Plan, provided also no such amendment or revision shall, unless appropriate shareholder approval of such amendment or revision is obtained:

     (a) increase the maximum number of Shares which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Article IX;

     (b) change the minimum Exercise Price set forth in Article VI;

     (c) increase the maximum term of Options provided for in Article VI; or

     (d) permit the granting of Options to any one other than as provided in
   Article V.

   10.2 Termination. The Board of Directors at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on December 31, 2000. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

   10.3 Consent of Holder. No amendment, suspension or termination of the Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

   11.1 Privilege of Stock Ownership. No Eligible Director entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of an Option until certificates representing the Shares shall have been issued and delivered.

   11.2 Plan Expenses. Any expenses incurred in the administration of the Plan shall be borne by the Company.

   11.3 Use of Proceeds. Payments received from an Eligible Director upon the exercise of Options shall be used for general corporate purposes of the Company.

   11.4 Governing Law. The Plan has been adopted under the laws of the Commonwealth of Pennsylvania. The Plan and all Options which may be granted hereunder and all matters related thereto, shall be governed by and construed and enforceable in accordance with the laws of the Commonwealth of Pennsylvania as it then exists.

                                   ARTICLE XII

                              SHAREHOLDER APPROVAL

   This Plan is subject to approval, at a duly held shareholders' meeting within twelve (12) months after the date the Board approves this Plan, by the affirmative vote of holders of a majority of the voting Shares of the Company represented in person or by proxy and entitled to vote at the meeting. Options may be granted, but not exercised, before such shareholder approval is obtained, and no Options granted hereunder shall be effective unless and until the shareholders of the Company approve the Plan. If the shareholders fail to approve the Plan within the required time period, any Options granted under this Plan shall be void, and no additional Options may thereafter be granted.

                         HEALTHCARE SERVICES GROUP, INC.                 PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Annual Meeting of Shareholders to be held at The Radisson Hotel of Bucks County, 2400 Old Lincoln Highway, Trevose, PA, 19047 on June 4, 1996 at 10:00 A.M.

       The undersigned, revoking all previous proxies, hereby appoints Daniel P. McCartney and Thomas A. Cook, or either of them, attorneys and proxies with full power of substitution and with all the powers the undersigned would possess if personally present, to vote all shares of Common Stock of HEALTHCARE SERVICES GROUP, INC. owned by the undersigned at the Annual Meeting of Shareholders of said Corporation to be held at the time and place set forth above, and at any adjournment thereof, in the transaction of such business as may properly come before the meeting or any adjournment thereof, all as more fully described in the Proxy Statement, and particularly to vote as designated below.

       THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY, BUT IF NO DIRECTION IS MADE THEY WILL BE VOTED FOR THE ELECTION OF THE NOMINATED DIRECTORS, THE APPROVAL OF AMENDMENTS TO THE 1995 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN FOR KEY EMPLOYEES, THE ADOPTION OF THE 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN AND THE RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS, ALL AS RECOMMENDED IN THE PROXY STATEMENT, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES OR PROXY ON ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

                         (To be Signed on Reverse Side)

/X/ Please mark your
    votes as in this
    example.

                 FOR      WITHHELD   Nominees: Daniel P. McCartney; W.
1. Election of   / /        / /                Thacher Longstreth; Barton
   Directors                                   D. Weisman; Joseph F.
                                               McCartney; Robert L. Frome
FOR all nominees listed on the                 Thomas A. Cook; Robert J. Moss;
right (except as marked to the                 and John M. Briggs; and in
contrary below)                                accordance with proxy Statement
                                     (Instruction: To withhold authority to
- ------------------------------       vote for any individual nominee, print
                                     that nominee's name on the space provided at left.)

                                            FOR       AGAINST      ABSTAIN
2. To approve amendments to the             / /         / /          / /
   Company's 1995 Incentive and non-
   qualified Stock Option Plan for key
   employees.


3. To approve and adopt the Company's       / /         / /          / /
   1996 Non-Employee Directors'
        ------------
   Stock Option Plan.


4. To approve and ratify the selection of   / /         / /          / /
   Grant Thornton LLP as independent
   accountants of the Company as
   described in Proxy Statement.







SIGNATURE(S)                                       DATE
            ---------------------------------------    --------------------
NOTE: Please sign exactly as your name or names appear hereon. When signing as Executor, Administrator, Trustee, Corporate Officer Attorney, Agent or Guardian, etc; please add your full title to your signature. No postage is required if this proxy is returned in the enclosed envelope and mailed in the United States. Please date, sign and return this proxy in the enclosed envelope.